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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-11307, 333-11277, 333-47581, 333-55823 and
333-75611) of RemedyTemp, Inc. of our report dated November 10, 2000.




/S/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
Orange County, California
December 26, 2000